Exhibit 10.2

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT

No. of Shares of Common Stock:     454,000
WARRANT

To Purchase Shares of Common Stock of

TURBOCHEF TECHNOLOGIES, INC.

THIS WARRANT (referred to herein as this “Warrant”) IS TO CERTIFY THAT MARTHA STEWART LIVING OMNIMEDIA, INC. (the “Initial Holder”) is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from TURBOCHEF TECHNOLOGIES, INC., a Delaware corporation (the “Company”), up to 454,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at the Current Warrant Price (as defined herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

WHEREAS, the Company and Initial Holder have entered into a Product Integration and License Agreement of even date herewith, the terms of which include the issuance of this Warrant to purchase shares of Common Stock, subject to adjustment as provided in Section 4 herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Company hereby issues this Warrant on the following terms and conditions:

1.           DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below:

"Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

"Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.01 par value, of the Company as constituted on the Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.2) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.2.

"Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

"Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the closing price per share of Common Stock on such date.  If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price during regular trading hours, or, in case no such sale takes place on such day, the average of the closing bid and asked prices during regular trading hours, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Global Select Market or NASDAQ Global Market, as the case may be, or, if the Common Stock is not listed or admitted to trading on the NASDAQ Global Select Market or NASDAQ Global Market, as the case may be, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.  If Common Stock is not listed or admitted to trading on any national securities exchange, the closing price for each day shall be the closing last sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company.  In connection with an exercise (or partial exercise) of this Warrant through the surrender of all or a portion of a Warrant, the “Current Market Price” shall be increased by the fair market value of any property, cash or securities that would be received by Holder pursuant to Section 4.3 in connection with the exercise of this Warrant for one share of Common Stock.

"Current Warrant Price" as of any date shall mean, in respect of a share of Common Stock at any date herein specified, $8.26, as such price shall have been adjusted in accordance with Section 4 hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.  Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of such successor federal statute.

“Exercise Date” shall have the meaning ascribed in Section 2.1.

"Expiration Date" shall mean April 28, 2014.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any international regulatory body having or asserting jurisdiction over a Person, its business or its properties.

"Holder" shall mean the Initial Holder or any Person in whose name this Warrant is registered on the books of the Company maintained for such purpose after a transfer by the Initial Holder or, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

“Initial Holder” shall mean Martha Stewart Living Omnimedia, Inc.

"Issue Date" shall mean April 28, 2008.

"Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all Warrants.

"Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

"Warrant Stock" shall mean the shares of Common Stock purchased by Holder upon the exercise of this Warrant.

2.           EXERCISE OF WARRANT

2.1.           Manner of Exercise.  At any time or from time to time until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office, currently at Six Concourse Parkway, Suite 1900, Atlanta, Georgia 30328 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Current Warrant Price and (iii) this Warrant.  Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder.  Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder as soon as practicable a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided.  The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Warrant, are received by the Company as described above (the “Exercise Date”).  If this Warrant shall have been exercised in part, appropriate notation may be made on this Warrant and the same returned to Holder.

Payment of the Current Warrant Price shall be made at the option of Holder by certified or official bank check or wire transfer of immediately available funds.  If at the time of exercise the shares of Warrant Stock issuable upon such exercise are not then the subject of an effective resale registration under applicable federal and state securities laws, then payment of the Current Warrant Price also may be made at the option of Holder (i) by delivering to the Company certificates representing the number of shares of Common Stock to be surrendered, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder, (ii) cancellation as of the date of exercise of a portion of this Warrant or (iii) any combination of the foregoing.  For the purposes of making payment of the Warrant Price, shares of Common Stock being surrendered shall have a value equal to the Current Market Price as of the last trading day immediately preceding the Exercise Date. If a portion of this Warrant is cancelled in payment of the Current Warrant Price, the value of the portion of this Warrant so cancelled shall be equal to the product of (x) the number of shares of Common Stock purchasable under this Warrant as to which this Warrant is being cancelled, multiplied by (y) the excess of the Current Market Price as of the last trading day immediately preceding the Exercise Date over the Current Warrant Price as adjusted at the Exercise Date.  If Holder surrenders shares of Common Stock in payment of the Current Warrant Price and less than all of the shares of Common Stock represented by any certificate are being surrendered, the Company shall deliver to Holder a new certificate or certificates representing the shares of Common Stock not applied to payment of the Current Warrant Price; provided, however, that in lieu of any fractional share of Common Stock which such Holder would otherwise be entitled to receive, the Company shall pay to Holder an amount of cash equal to such fraction multiplied by the Current Market Price as of the last trading day immediately preceding the Exercise Date.

2.2.           Conditions to Exercise.  Notwithstanding anything contained herein to the contrary, if the sale of the Warrant Stock to be received upon exercise of this Warrant has not been registered under the Securities Act, the issuance of such Warrant Stock shall be conditioned upon delivery to the Company of a written certification in substantially the form of the certification attached hereto as Exhibit B, or, at the Holder’s election, the delivery to the Company of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, that such Warrant Stock may be issued without registration under the Securities Act.

2.3.           Payment of Taxes.  All shares of Common Stock when issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights.  The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, other than income taxes payable by Holder or any of its affiliates.

2.4.           Fractional Shares.  The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to receive upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.           TRANSFER, DIVISION AND COMBINATION

3.1.           Transfers.  Holder shall have the right to effect transfers of this Warrant in whole or in part from time to time subject to compliance with applicable state and federal securities laws upon written notice to the Company.  Any transfer of this Warrant and of rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 together with a written assignment of this Warrant substantially in the form of Exhibit C hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2.           Division and Combination.  This Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

4.           ADJUSTMENTS

The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4.  The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

4.1.           Stock Dividends, Subdivisions and Combinations.  If at any time the Company shall:

(a)           take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

(b)           subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(c)           combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                       4.2.           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed in good faith to be reasonably appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4.  For purposes of this Section 4.2, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4.2 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                      4.3.     Distributions. Without duplication of any adjustment pursuant to Section 4.1 or 4.2 hereof, if while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of shares of Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (including cash) of the Company by way of dividend or distribution, then, and in each case, this Warrant shall represent the right to acquire upon exercise hereof, in addition to the number of shares of Common Stock then receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (including cash) that Holder would have received had it been the holder of record of the shares of Common Stock receivable as of such record date upon exercise of this Warrant and all other dividends and distributions  receivable with respect to such additional stock or other securities or property after such record date and prior to the date of such exercise of this Warrant, giving effect to all adjustments called for during such period by the provisions of this Section 4.

5.           RIGHTS OF HOLDER

5.1           No Impairment.  The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.

Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

6.	RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

From and after the Issue Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.  All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

7.           REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.

With a view to making available to Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit Holder to sell shares of Warrant Stock to the public without registration, the Company agrees, at all times when Holder may need to rely on Rule 144 to sell such securities to the public without registration, to furnish to Holder such information as Holder may reasonably request as necessary to permit Holder to sell shares of Warrant Stock without registration under Rule 144.

8.           MISCELLANEOUS

8.1.           Notice Generally.  Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by electronic delivery and confirmed by electronic answerback, addressed as follows:

(a)	If to Holder, at:

Martha Stewart Living Omnimedia, Inc.
11 West 42nd Street
New York, NY 10036
Attention: Gregory Barton, General Counsel
Telecopy Number: (212) 827-8188

(b)	If to the Company, at

TurboChef Technologies, Inc..
Suite 1900
Six Concourse Parkway
Atlanta, GA  30328
Attention:  General Counsel
Telecopy Number: (678) 987-1744

or at such other address as may be substituted by notice given as herein provided.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.  Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, electronically delivered and confirmed by electronic answerback, or three (3) Business Days after the same shall have been deposited in the United States mail.  Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

8.2.           Remedies.  Each holder of a Warrant, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under the terms of this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and to waive the requirement that a holder post a bond or other security in connection with seeking such relief.

8.3.           Successors and Assigns.  Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder.

8.4.           Amendment.  This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Majority Holders.

8.5.           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

8.6.           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

8.7.              Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.  EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

Dated:  April 28, 2008

TURBOCHEF TECHNOLOGIES, INC.

By:	/s/ Richard E. Perlman
Name:	Richard E. Perlman
Title:	Chairman

Exhibit A – Exercise Notice

TurboChef Technologies, Inc.
Suite 1900
Six Concourse Parkway
Atlanta, GA  30328
Attention:  General Counsel

Date:                                , 20__

The undersigned hereby elects to exercise his/its Warrant and to purchase ________ shares of Common Stock of TurboChef Technologies, Inc., as provided below.

The undersigned further elects:

•	to acquire ________ shares through the payment of $ _______ (by wire transfer, certified or bank cashier’s check tendered herewith)

•	to acquire ________ shares through the delivery of ______ shares of Common Stock (valued at $ _______ pursuant to the third paragraph of Section 2.1 of the Warrant)

•	to acquire ________ shares through the cancellation of a portion of the Warrant (which portion is valued at $ ________ pursuant to the third paragraph of Section 2.1 of the Warrant)

Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

The undersigned also makes the representations and warranties set forth on the Certification Form attached as Exhibit B of the Warrant.

______________________
Signature

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:  ___________________________________________
                      (Print in block letters)

Address: __________________________________________

Breakdown of Certificates: ___________________________

Exhibit B – Certification Form

In connection with the exercise of his/its Warrant, the undersigned hereby certifies to TurboChef Technologies, Inc., that he/it:

a.
is an “accredited investor” within the meaning of that term as defined in Rule 501(a) promulgated under the Securities Act, and is aware that the Warrant (and the Warrant Stock) have not been registered for initial issuance under the Securities Act or state securities laws and are being, or will be, issued in reliance upon exemptions from registration based in part upon its representations herein.

b.
has a financial condition such that he/it is able to bear the risk of holding the Warrant or the Warrant Stock for an indefinite period of time and can bear the loss of its entire investment in the Warrant or the Warrant Stock.

c.
has such knowledge and experience in financial and business matters and in making investments of this type that he/it is capable of evaluating the merits and risks of any investment in the Company and has the capacity to protect his/its own interests.

d.
will acquire the Warrant (and the Warrant Stock) for investment for his/its own account and not with a view to any unlawful distribution of any part thereof and does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer, or grant participations to such Person or to any third person, with respect to the Warrant or the Warrant Stock, except for such contract, undertakings, agreements or arrangements which would not require registration under the Securities Act.

e.
understands that the Warrant and the Warrant Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrant or the Warrant Stock or an available exemption from registration under the Securities Act, the Warrant and the Warrant Stock must be held indefinitely.  In the absence of an effective registration statement covering the Warrant or Warrant Stock, he/it will sell, transfer, or otherwise dispose of the Warrant or the Warrant Stock only in a manner consistent with its representations and agreements set forth herein. He/it has been advised or is aware of the provisions of Rule 144 promulgated under Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.  He/it understands and agrees that there will be placed on the certificate(s) for the Warrant Stock, or any substitution therefor, a securities law restrictive legend in the event that the Warrant Stock is not subject of an effective registration statement.

f.
has been furnished access to the business records of the Company and such additional information and documents as he/it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Warrant, the Company's business, operations, market potential, capitalization, financial condition and prospects, and all other matters he/it deemed relevant.

           IN WITNESS WHEROF, the undersigned has executed this CERTIFICATION this ___ day of ____________, ____.

Signature	______________________________
______________________________
(Print Name)
______________________________
(Street Address)
______________________________
(City) (State) (Zip Code)

Signed in the Presence of:

__________________________

Exhibit C – Notice of Transfer

TurboChef Technologies, Inc.
Suite 1900
Six Concourse Parkway
Atlanta, GA  30328
Attention:  General Counsel

Date:                                , 20__

The undersigned hereby notifies TurboChef Technologies, Inc. (the “Company”) that it intends to transfer the portion of the Holder’s Warrant representing the right to purchase ________ shares of the Company’s Common Stock as provided below.  The undersigned represents and warrants to the Company that such transfer will not cause a violation of applicable state or federal securities laws.

Identity of Transferee:         [Name]/[Broker’s Sale]

Address of Transferee:        ___________________

Date of Proposed Transfer:  ___________________

                                                                                              ____________________________

                                                                                              Signature